UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 11, 2012 (June 14, 2012)

HARRIS & HARRIS GROUP, INC.

(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation)	0-11576 (Commission File Number)	13-3119827 (IRS Employer Identification No.)

1450 Broadway
New York, New York 10018

(Address of principal executive offices and zip code)

(212) 582-0900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As of June 11, 2012, the employees of the Company each signed a nonsolicitation agreement (collectively, the “Agreements”), in consideration for the restricted stock awards that took place on that date. The Agreements provide that for a period including one year from the date that the employee’s employment with the Company is terminated for any reason, the employee may not directly or indirectly solicit other employees to leave the Company.

The description above is only a summary of the material provisions of the Agreements and is qualified in its entirety by reference to the copy of the form of Nonsolicitation Agreement, filed as Exhibit 10.1 to this current report on Form 8-K and by this reference incorporated herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Nonsolicitation Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 14, 2012	HARRIS & HARRIS GROUP, INC.

		By:	/s/ Sandra M. Forman
Sandra M. Forman
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Nonsolicitation Agreement